Exhibit 99.1

SHAREHOLDER AGREEMENT

By and Among

GENERAL ELECTRIC COMPANY,

TERRY D. WALL,

CAROL VANCE WALL,

JOHN BROWN,
as Trustee of the 2005 Trust for the benefit of Stephen Wall and Trustee of the 2005 Trust for the
benefit of Douglas Wall

J.P. MORGAN TRUST COMPANY OF DELAWARE,
as Trustee of the TW 2005 Trust,

MONTE WALL,

MICHELE FLEISCHMAN,

DOUGLAS WALL

And

STEPHEN WALL

Dated as of July 23, 2008

           SHAREHOLDER AGREEMENT dated as of July 23, 2008 (this Agreement), between General Electric Company, a New York corporation (the Buyer), Terry D. Wall (the Founder), Carol Vance Wall (the Spouse), John Brown, as Trustee of the 2005 Trust for the benefit of Stephen Wall and Trustee of the 2005 Trust for the benefit of Douglas Wall (the Children Trustee), J.P. Morgan Trust Company of Delaware, as Trustee of the TW 2005 Trust (the JPM Trustee), Monte Wall, Michele Fleischman, Douglas Wall and Stephen Wall (together, Founder, Spouse, the Children Trustee, the JPM Trustee, Monte Wall, Michele Fleischman, Douglas Wall and Stephen Wall are referred to herein as the Shareholders, and each a Shareholder).

           WHEREAS the Buyer, Tonic Acquisition Corp, a New Jersey corporation and a wholly owned subsidiary of the Buyer (Merger Sub), and Vital Signs, Inc., a New Jersey corporation (the Company), propose to enter into an Agreement and Plan of Merger dated as of the date hereof (as the same may be amended or supplemented, the Merger Agreement; capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement) providing for the merger of Merger Sub with and into the Company (the Merger), upon the terms and subject to the conditions set forth in the Merger Agreement; and

           WHEREAS each of Founder and Spouse owns directly the number of shares of Company Common Stock set forth opposite the name of such Shareholder on Schedule A attached hereto (collectively, the Founder's and Spouse's Shares);

           WHEREAS the Children Trustee is the trustee of two trusts, the 2005 Trust for the benefit of Douglas Wall (the Douglas Wall 2005 Trust) and the 2005 Trust for the benefit of Stephen Wall (the Stephen Wall 2005 Trust) (the Douglas Wall 2005 Trust and the Stephen Wall 2005 Trust are the Children's Trusts) pursuant to that certain Appointment of Successor Trustee, Settlement Agreement, Waiver and Release, dated December 21, 2005, among Harlan Waksal, as resigning trustee of the Children's Trusts, the Children Trustee, as successor trustee of the Children's Trusts, Douglas Wall, as beneficiary, and Stephen Wall, as beneficiary, that own and whose beneficiaries are the beneficial holders of, the number of shares of Company Common Stock set forth opposite the name of such Shareholder on Schedule A attached hereto (the Children's Trust Shares);

           WHEREAS the JPM Trustee is the successor trustee of the trust (the TW 2005 Trust) created pursuant to that certain Trust Agreement, dated December 19, 2005, between Founder and Bank of America Trust Company of Delaware, N.A. (the TW 2005 Trust Agreement) pursuant to that certain Appointment of Trustee Agreement effective December 6, 2006, between Founder and the JPM Trustee that owns and whose beneficiaries are the beneficial holders of the number of shares of Company Common Stock set forth opposite the name of such Shareholder on Schedule A attached hereto (the TW 2005 Trust Shares) and each of Monte Wall and Michele Fleischman has the power to dispose of, or exercise voting control over, the TW 2005 Trust Shares pursuant to the terms of the TW 2005 Trust Agreement (collectively, the Founder's and Spouse's Shares, the Children's Trust Shares, the TW 2005 Trust Shares, together with any other shares of capital stock of the Company acquired by any Shareholder, the Children's Trust or the TW 2005 Trust after the date hereof and during the term of this Agreement, being collectively referred to herein as the Subject Shares); and

           WHEREAS, as a condition to its willingness to enter into the Merger Agreement, the Buyer has required that the Shareholders enter into this Agreement;

           NOW, THEREFORE, to induce the Buyer to enter into, and in consideration of its entering into, the Merger Agreement, and in consideration of the premises and the representations, warranties and agreements contained herein, the parties agree as follows:

           1.        Representations and Warranties of Shareholders. Each Shareholder hereby represents and warrants to the Buyer as of the date hereof and as of the Effective Time solely in respect of itself as follows:

                     (a)        Authority. Such Shareholder has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by such Shareholder, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary action, or corporate action, as the case may be, on the part of such Shareholder and no other action or corporate proceedings on the part of such Shareholder are necessary to approve this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by such Shareholder and constitutes a valid and binding obligation of such Shareholder enforceable against such Shareholder in accordance with its terms, subject to the Bankruptcy and Equity Exception. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof will not, conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time or both) under, or give rise to a right of, or result in, termination, cancellation or acceleration of any obligation or the loss of a material benefit under, or to increased, additional accelerated or guaranteed right or entitlements of any person under, or result in the creation of any Lien in or upon any of the properties or assets of such Shareholder under, any constitutional document, any trust agreement, loan or credit agreement, bond, debenture, note mortgage, indenture, lease or other contract, commitment, agreement, instrument, arrangement, understanding, obligation, undertaking, permit, concession, franchise, license, judgment, order, notice, decree, statute, law, ordinance, rule or regulation applicable to such Shareholder or to such Shareholder's property or assets, except for any such conflicts, violations, breaches, defaults, rights, losses, entitlements or Liens that would not, individually or in the aggregate, reasonably be expected to prevent or materially delay such Shareholder's performance of its obligations under this Agreement. If such Shareholder is married and such Shareholder's Subject Shares constitute community property or otherwise need spousal or other approval for this Agreement to be legal, valid and binding, this Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, such Shareholder's spouse. No trust of which such Shareholder is a trustee requires the consent of any beneficiary (other than beneficiaries who have executed this Agreement) to the execution and delivery of this Agreement or to the consummation of the transactions contemplated hereby.

                     (b)        The Subject Shares. Each Shareholder (1) is the record and/or beneficial owner of, or the trustee of a trust whose beneficiaries are the beneficial owners of, and has good and marketable title to, such Shareholder's Subject Shares, free and clear of any Liens, or (2) is an authorized person pursuant to a valid trust agreement with the power and authority to direct the disposition of, or the voting power with respect to, such Shareholder's Subject Shares, free and clear of all Liens. Such Shareholder does not own, of record or beneficially, any shares of capital stock of the Company other than such Shareholder's Subject Shares. Such Shareholder (either individually or together with another Shareholder that is a party hereto) has the sole right to vote such Shareholder's Subject Shares, and none of such Shareholder's Subject Shares is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of such Shareholder's Subject Shares, except as contemplated by this Agreement.

           2.        Representations and Warranties of the Buyer. The Buyer hereby represents and warrants to each of the Shareholders as of the date hereof and as of the Effective Time as follows:

                     (a)        Authority. The Buyer has all requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated by this Agreement; that the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement by the Buyer have been duly authorized by all necessary corporate action on the part of the Buyer. This Agreement has been duly executed and delivered by the Buyer and constitutes a valid and binding obligation of the Buyer enforceable against the Buyer in accordance with its terms, subject to the Bankruptcy and Equity Exception. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated by this Agreement and compliance by the Buyer with any of the terms or provisions hereof shall not, (i) conflict with, or result in any violation or breach of, any provision of the charter documents of the Buyer, (ii) conflict with, or result in any violation or breach of, or constitute (with or without notice or lapse of time, or both) a default (or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any material benefit) under, require a consent or waiver under, constitute a change in control under, require the payment of a penalty under or result in the imposition of any Lien on the Buyer’s assets under, any of the terms, conditions or provisions of any lease, license, contract or other agreement, instrument or obligation to which the Buyer is a party or by which the Buyer or any of its properties or assets may be bound, or (iii) conflict with or violate any permit, concession, franchise, license, judgment, injunction, order, decree, statute, Law, ordinance, rule or regulation applicable to the Buyer or any of its properties or assets, except in the case of clauses (ii) and (iii) of this Section 2(a) for any such conflicts, violations, breaches, defaults, terminations, cancellations, accelerations, losses, penalties or Liens, and for any consents or waivers not obtained, that, individually or in the aggregate, could not, individually or in the aggregate, reasonably be expected to prevent or materially delay or materially impair the ability of the Buyer to consummate the transactions contemplated by this Agreement.

                     (b)        Merger Agreement Representations and Warranties. The representations and warranties in Article IV of the Merger Agreement are true and correct (except that any such representation and warranty that is made as of a specific date shall be true and correct as of such date), which representations and warranties are incorporated herein by reference as if set forth in this Agreement.

           3.        Covenants.

                     (a)        Until the termination of this Agreement in accordance with Section 7, each Shareholder agrees as follows:

                                 (i)        At any meeting of shareholders of the Company called to vote upon the Merger and the Merger Agreement or at any adjournment thereof or in any other circumstances upon which a vote, consent or other approval (including by written consent in the event that the Company's Certificate of Incorporation is amended to permit such written consent) with respect to the Merger and the Merger Agreement is sought, such Shareholder shall vote (or cause to be voted) such Shareholder's Subject Shares in favor of the Merger, the approval by the Company of the Merger Agreement and the approval of the terms thereof and each of the other transactions contemplated by the Merger Agreement. The obligation set forth in this Section 3(a)(i) shall continue in full force and effect if the Merger Agreement is amended or otherwise modified in accordance with the terms of the Merger Agreement so long as such amendment or other modification does not reduce the amount of the Merger Consideration or provide that the Merger Consideration shall be payable otherwise than in cash.

                                 (ii)        At any meeting of shareholders of the Company or at any adjournment thereof or in any other circumstances upon which such Shareholder's vote, consent or other approval is sought, such Shareholder shall vote (or cause to be voted) such Shareholder's Subject Shares against (A) any Acquisition Proposal other than the Merger Agreement and the Merger (any such Acquisition Proposal, an Alternative Transaction) and (B) any amendment of the Company's Certificate of Incorporation or By-laws or other proposal or transaction involving the Company or any of its Subsidiaries, which amendment or other proposal or transaction would in any manner impede, frustrate, prevent or nullify the Merger, the Merger Agreement or any of the other transactions contemplated by the Merger Agreement or change the voting rights of any class of Company Common Stock in a manner that would reasonably be expected to materially and adversely delay, impede or frustrate the Merger (a Frustrating Transaction). Such Shareholder further agrees not to commit or agree to take any action inconsistent with the foregoing. For the avoidance of doubt, each Shareholder shall retain at all times the right to vote such Shareholder's Subject Shares in such Shareholder's sole discretion on any matters not relating to the Merger, an Acquisition Proposal or an Alternative Transaction (such matters, Unrelated Matters) that may from time to time come before the Company's shareholders for consideration during the term of this Agreement.

                                 (iii)        Such Shareholder agrees not to (A) sell, transfer, pledge, assign or otherwise dispose of (including by gift, merger or otherwise by operation of law) (collectively, Transfer), or enter into any contract, option or other arrangement (including any profit sharing arrangement) with respect to the Transfer of, such Shareholder's Subject Shares to any person other than pursuant to the terms of the Merger or other than to another Shareholder that is a party hereto, except that Founder and Spouse shall be permitted to Transfer without restriction an amount of Subject Shares in the aggregate not to exceed 400,000 to the Vance Wall Foundation during the term of this Agreement or (B) enter into any voting arrangement, whether by proxy, voting agreement or otherwise, in connection with, directly or indirectly, the Merger (other than this Agreement) or any Alternative Transaction.

                                 (iv)        Such Shareholder shall not, nor shall it permit any investment banker, attorney or other adviser or representative of such Shareholder to, (A) directly or indirectly solicit, initiate, or take any other action knowingly to facilitate any Alternative Transaction or (B) directly or indirectly enter into, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, any Alternative Transaction.

                     (b)        Actions of Investment Advisor. Each of Monte Wall and Michele Fleischman shall exercise their power as “investment advisor” pursuant to Section 6.4 of the TW 2005 Trust Agreement to instruct the JPM Trustee to agree to comply with each of the obligations set forth in this Section 3 and Section 4 and to vote the Subject Shares held by the TW 2005 Trust, and otherwise instruct the TW 2005 Trust to comply with the terms of this Agreement.

                     (c)        Closing Date Actions. The Buyer shall make available to each Shareholder a letter of transmittal in customary form (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates representing the Subject Shares shall pass, only upon delivery of such Certificates to the Paying Agent, and which shall be in such form and shall have such other provisions as the Buyer may reasonably specify) and any other necessary documentation sufficiently in advance of the Effective Time to permit each Shareholder to receive its Merger Consideration on the Closing Date.

           4.        Grant of Irrevocable Proxy; Appointment of Proxy.

                     (a)        Without limiting each Shareholder's right to vote its Subject Shares in its sole discretion with respect to Unrelated Matters, each Shareholder hereby irrevocably grants to, and appoints, the Buyer and Michael A. Jones, Elizabeth A. Newell and Geoffrey S. Martha in their respective capacities as designees of the Buyer, and any individual who shall hereafter succeed to any such office of the Buyer, and each of them individually, such Shareholder's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of such Shareholder, to vote such Shareholder's Subject Shares, or grant a consent or approval in respect of such Subject Shares, in accordance with, and subject to the limitations of, Sections 3(a)(i) and 3(a)(ii). The proxy set forth in this Section 4 shall terminate automatically without any further action by any party hereto upon the termination of the Merger Agreement or this Agreement in accordance with their respective terms.

                     (b)        Each Shareholder represents that any proxies heretofore given in respect of such Shareholder's Subject Shares are not irrevocable, and that all such proxies have been heretofore or are hereby revoked.

                     (c)        Each Shareholder hereby affirms that the irrevocable proxy granted in this Section 4 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of such Shareholder under this Agreement. Each Shareholder hereby further affirms that such irrevocable proxy is coupled with an interest and may under no circumstances be revoked. Each Shareholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof.

           5.        Further Assurances. Subject to the terms and conditions of the Merger Agreement and during the term of this Agreement, each Shareholder (solely in such Shareholder's capacity as a shareholder of the Company) shall use all reasonable efforts to take, or cause to be taken, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things reasonably necessary to carry out the intent and purposes of this Agreement.

           6.        Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned or delegated, in whole or in part (except by operation of law), by any of the parties without the prior written consent of the other parties hereto, except that the any party may assign, in its sole discretion, any or all of its rights, interests and obligations hereunder to any Affiliate, including any direct or indirect wholly owned subsidiary of such party if such party delivers to the other party a written agreement duly executed by such assignee agreeing to be bound by the terms of this Agreement as if such assignee were a party hereto, provided that such assignment shall not relieve the assigning party of its obligations under this Agreement. Any purported assignment without such consent shall be void. Subject to the preceding sentences, this Agreement shall be binding upon, inure to the benefit of and be enforceable by, the parties hereto and their respective successors and assigns.

           7.        Termination. This Agreement shall terminate automatically without any further action by any party hereto upon the earliest to occur of (a) the Effective Time of the Merger, (b) the termination of the Merger Agreement in accordance with its terms and (c) any amendment or other modification of the Merger Agreement that reduces the amount of the Merger Consideration or provides that the Merger Consideration shall be payable otherwise than in cash.

           8.        General Provisions.

                     (a)        Amendments. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

                     (b)        Notice. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given upon receipt (or upon the next succeeding

Business Day if received after 5 p.m. local time on a Business Day or if received on a Saturday, Sunday or holiday) to the Buyer in accordance with Section 9.4 of the Merger Agreement and to each Shareholder at its address set forth beneath such Shareholder's name on Schedule A (or at such other address for a party as shall be specified by like notice).

                     (c)        Interpretation. When a reference is made in this Agreement to a Section or Subsection, such reference shall be to a Section or Subsection of this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The term “or” is not exclusive. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms. Any agreement or instrument defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement or instrument as from time to time amended, modified or supplemented, except as otherwise specified herein. References to a person are also to its permitted successors and assigns.

                     (d)        Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more of the counterparts have been signed by each of the parties and delivered to the other party, it being understood that each party need not sign the same counterpart.

                     (e)        Entire Agreement; No Third-Party Beneficiaries. This Agreement (including the documents and instruments referred to herein) (i) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and (ii) is not intended to confer upon any person other than the parties hereto (and their respective successors and assigns) any rights or remedies hereunder.

                     (f)        Governing Law. This Agreement (and any claims or disputes arising out of or related thereto or to the transactions contemplated thereby or to the inducement of any party to enter therein, whether for breach of contract, tortious conduct or otherwise and whether predicated on common law, statute or otherwise) shall in all respects be governed by and construed in accordance with the laws of the State of New York, including all matters of construction, validity and performance, in each case without reference to any conflict of law rules that might lead to the application of the laws of any other jurisdiction.

           9.        Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that each party shall be entitled to an injunction or injunctions or other appropriate equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any New York State court sitting in New York County or, if subject matter jurisdiction exists, in the United States District Court for the Southern District of New York, this being in addition to any other remedy to which such party is entitled at law or in equity, and each of the parties hereby waives in any such proceeding the defense of adequacy of a remedy at law and any requirement for the securing or posting of any bond or any other security relating to such equitable relief. In addition, each of the parties hereto (a) submits to the personal jurisdiction of any New York State court sitting in New York County or the United States District Court for the Southern District of New York in the event any dispute (whether in contract, tort or otherwise) arises out of this Agreement, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (c) agrees that it will not bring any action relating to this Agreement in any court other than any New York State court sitting in New York County or, if subject matter jurisdiction exists, in the United States District Court for the Southern District of New York and (d) waives any right to trial by jury with respect to any action related to or arising out of this Agreement.

           10.        Public Announcements. If any Shareholder determines to make an announcement of the transactions contemplated by this Agreement or the Merger Agreement, the initial such announcement made by such Shareholder will be in the form mutually agreed between the Buyer and each other Shareholder.

           11.        Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable Law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the maximum extent possible.

           12.        Shareholder Capacity. (a) Each Shareholder is entering into this Agreement solely in its capacity as a record holder and/or beneficial owner of, or the trustee of a trust whose beneficiaries are the beneficial holders of, or an authorized person pursuant to a valid trust agreement with the power and authority to direct the disposition of or voting power with respect to, such Shareholder's Subject Shares and nothing in this Agreement shall be deemed to impose any obligation, restriction, limitation or liability on such Shareholder, or any of such Shareholder's officers, directors, employees, agents or representatives (as the case may be), in any other manner or capacity, including, without limitation in any capacity as an officer, director, employee, agent or representative of the Company. For the avoidance of doubt, Founder's actions in his capacity as an officer and director of the Company taken in accordance with Section 6.1 of the Merger Agreement shall not be deemed to constitute a violation of Section 3(a)(iv) of this Agreement.

                     (b)        Nothing in this Agreement shall be deemed to impose any obligation, restriction, limitation or liability on any Shareholder as a result of any action or inaction of any other shareholder of the Company. In no event shall any Shareholder have any liability for any breach by any other Shareholder of any representation, warranty, covenant or other agreement made by such other Shareholder pursuant to this Agreement.

                     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered as of the date first written above

GENERAL ELECTRIC COMPANY

/s/ Michael A. Jones
Name: Michael A. Jones
Title: Executive Vice President, Business Development
GE Healthcare

[Signature Page to Shareholder Agreement]

TERRY D. WALL

/s/ Terry D. Wall
Terry D. Wall, in his individual capacity

CAROL VANCE WALL

/s/ Carol Vance Wall
Carol Vance Wall, in her individual capacity

JOHN BROWN

/s/ John Brown
Name: John Brown
Title: Trustee of the 2005 Trust for the
benefit of Stephen Wall and Trustee of
the 2005 Trust for the benefit of Douglas Wall

MONTE WALL

/s/ Monte Wall
Name: Monte Wall, in his individual capacity
as “investment advisor” pursuant to the
TW 2005 Trust

MICHELE FLEISCHMAN

/s/ Michele Fleischman
Name: Michele Fleischman, in her individual
capacity as “investment advisor” pursuant to the
TW 2005 Trust

[Signature Page to Shareholder Agreement]

DOUGLAS WALL

/s/ Douglas Wall
Name: Douglas Wall, in his individual capacity

STEPHEN WALL

/s/ Stephen Wall
Name: Stephen Wall, in his individual capacity

[Signature Page to Shareholder Agreement]

J.P. MORGAN TRUST COMPANY OF
DELAWARE, Trustee of the TW 2005 Trust

By: /s/ Kathleen Wood
Name:	Kathleen Wood
Title:	Vice President

[Signature Page to Shareholder Agreement]